EXHIBIT 99.6


                              MANAGEMENT AGREEMENT

            This MANAGEMENT AGREEMENT (this "Agreement"), is made as of July 19, 2002, by and between American Golf Corporation, a California corporation ("AGC") and AGC Operating Company, LLC, a Delaware limited liability company (the "Company").

            WHEREAS, the Company holds certain leasehold interests with respect to the Properties (defined below); and

            WHEREAS, with respect to the Properties, the Company desires to retain the services of AGC for the day to day operation and management of the Properties, and AGC desires to provide such services.

            NOW THEREFORE, in consideration of mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                                  Definitions.

            For purposes of this Agreement, the following terms shall have the following meanings:

     (1) "Affiliate" means, as to any entity, any other entity which, directly or indirectly, is in control of, is controlled by, or is under common control with, such entity. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean either (a) for any entity whose stock is publicly owned and traded either (i) ownership or voting control, directly or indirectly, of 50% or more of the voting stock, partnership interests or other beneficial ownership interests of the entity in question or (ii) the power to direct, whether by contract or otherwise, the management of such entity or (b) for any entity whose stock is not publicly owned and traded either (i) ownership or voting control, directly or indirectly, of 20% or more of the voting stock, partnership interests or other beneficial ownership interests of the entity in question or
(ii) the power to direct, whether by contract or otherwise, the management of such entity.

     (2) "Property" (and collectively the "Properties") means a golf course property owned or leased by the Company listed on Annex A, as such list may from time to time be amended, including without limitation any tennis court, restaurant, club house, or other facility or improvement thereon and the business operations thereof.

     (3) "Subsidiary" means any entity 50% of which is beneficially owned directly or indirectly by the parent entity of such Subsidiary.

     (4) "Third-Party" (and collectively, "Third-Parties") means an entity other than the Company with whom AGC has entered into a management agreement or similar agreement pursuant to which AGC operates or manages properties owned or leased by such entity.


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                                  ARTICLE II.
                             Appointment as Manager.

     A. The Company hereby appoints AGC to operate and manage the Properties, and AGC hereby accepts such appointment on the terms and conditions contained in this Agreement. AGC agrees to operate and manage on the same terms and conditions any additional properties assigned or leased to the Company or any of its Subsidiaries, which properties shall be deemed "Properties" hereunder, and to periodically amend Annex A to reflect such additional properties.

     B. AGC shall provide the Company with general management services at the Property level ("Property Management") so as to enable and provide for the proper and efficient management of the Properties, including the day-to-day operations of each Property, maintenance, procurement of insurance, employment and payroll-related costs at the Properties, all in an attempt to achieve the above expressed objective and desires of the Company. AGC shall also provide certain administrative services to the Company and the Properties ("AGC Services"), including any or all of the following, as required from time to time: financial reporting, accounting, assisting in negotiating and arranging debt financing on behalf of the Company, data processing, tax, accounting, marketing, regional operating oversight and support, legal, treasury, credit, office services, human resources, environmental services, and management of the Company and coordination of its activities under this Agreement with those of the Properties and administration of the Company's contracts related to the Properties. Other services may be mutually agreed upon by the parties.

     C. AGC shall maintain each Property and every part thereof in a good and sanitary order, condition and repair. In exercising its management responsibilities, AGC shall use its best efforts not to permit any material waste to be committed on the Properties. The quality of the services and programs implemented by AGC on a Property will be commensurate with the fees charged to patrons of that Property and comparable to similarly developed golf courses in the general geographic area such Property is located in. AGC does not give any general or specific guarantee as to the profitability of the Properties, the attendance at the Properties or the revenues derived therefrom.

     D. AGC shall receive a reimbursement (the "Reimbursement") from the Company for (i) all of its out-of-pocket Property Management costs at the Property level, as calculated by AGC, in addition to (ii) all of its out-of-pocket costs for the AGC Services, as reasonably calculated by AGC; provided, however, that on the occurrence of a Major Default (as such term is defined in the Restructuring Agreement and Limited Waiver dated as of July 1, 2002 by and among AGC, Bank of America, N.A., and Purchasers (defined therein)), the Company's Reimbursement for the month in which the Major Default occurred and all subsequent monthly Reimbursements shall include only AGC's out-of-pocket
Property Management costs at the Property level. The Company shall pay the Reimbursement within 15 days following the end of each month; provided, however, that in the event the Company fails to pay all or any portion of AGC's out-of-pocket costs for the AGC Services for a given month ("Unpaid AGC Services"), the Unpaid AGC Services will not subsequently be owed by the Company to AGC, and the Unpaid AGC Services will not be added to the following month's Reimbursement to AGC.

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                                  ARTICLE III.
                                      Term.

            The term of this Agreement shall commence on the date first stated above and shall continue until midnight on the date preceding the fifth anniversary of the date hereof, and shall thereafter automatically extend for successive one-year periods, unless either party hereof delivers a written termination notice to the other party at least 30 days before the date of such an automatic extension; provided, however, that this Agreement may be terminated in its entirety upon written notice by the Company, such termination to occur on the 30th day following receipt by AGC of such notice, unless such notice is earlier withdrawn by the Company in writing.

                                  ARTICLE IV.
                               Non-Assignability.

            This Agreement and the rights and obligations hereunder shall not be assigned by any party hereto without the prior written consent of the other party, except that AGC may make such an assignment to one of its wholly owned subsidiaries, provided that if AGC so assigns this Agreement, AGC shall not be released from its obligations hereunder. To the extent that the obligations of any assignee under this Agreement have been amended, such corresponding obligations of AGC shall also be amended in the same manner.

                                   ARTICLE V.
                                 Miscellaneous.

     A. NO PARTY TO THIS AGREEMENT SHALL, UNDER ANY CIRCUMSTANCES, BE LIABLE TO ANY OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO LOST PROFITS, LOSS OF GOODWILL, OR FOR EXPENDITURES MADE OR COMMITTED TO BY SUCH OTHER PARTY IN RELIANCE UPON CONTINUATION OF THIS AGREEMENT, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND WHETHER OR NOT SUCH DAMAGES ARISE FROM A CLAIM UNDER CONTRACT, TORT OR OTHER CAUSE OF ACTION.

     B. Except as otherwise expressly provided in this Agreement, all expenses, debts and liabilities incurred to third parties in accordance with the terms hereof, or incurred by AGC, the Company, or their respective Affiliates directly, are and shall be obligations of, and paid by such entity, and AGC shall not be liable for any such obligations by reason of its management, supervision or operation of any property.

     C. The Company agrees to indemnify and hold AGC, its employees, officers, directors, agents and advisors (the "Indemnified Parties") harmless from and against any and all actions, claims, damages and liabilities, including the costs of investigating, preparing or defending such action or claim, whether or not in connection with litigation in which an Indemnified Party is a party, caused by, relating to, based upon or arising out of the performance or non-performance of its obligations under this Agreement.

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     D.  Nothing  in this  Agreement  shall be  deemed  to have  created,  or be construed as having created any joint venture or partnership relationship between AGC and the Company, or any of their respective Affiliates.

     E. The provisions of this Agreement are for the benefit only of the parties hereto, and no third party may seek to enforce, or benefit from, these provisions. The parties specifically disavow any desire or intention to create any third party beneficiary hereunder, and specifically declare that no person or entity, except for the parties and their successors and permitted assigns, shall have any right hereunder nor any right of enforcement hereof.

     F. All notices, demands, consents, approvals, advices, waivers or other communications (each, a "Notice") which may or are required to be given by any party hereto to any other party hereto shall be in writing and, unless otherwise required by law, shall be sent (a) by hand, (b) by United States Mail, certified or registered, postage prepaid, return receipt requested or (c) by a nationally-recognized overnight carrier, in each case addressed to the party to be notified at the address for such party specified in the first paragraph of this Agreement, or to such other place in the continental United States as any party may from time to time designate by at least 20 days' notice to the other parties hereto. Each Notice shall be deemed to have been given on the date such Notice is actually received as evidenced by a written receipt therefor, and in the event of failure to deliver by reason of changed address of which no Notice was given or refusal to accept delivery, as of the date of such failure.

     G. This Agreement cannot be modified except by a written agreement executed by each of the parties hereto. This Agreement constitutes all of the understandings and agreements existing between the parties in connection with the relationship created herein.

     H. This Agreement shall be governed by and construed in accordance with the laws of the State of California. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

     I. This Agreement shall be construed as if all parties hereto prepared this Agreement.

     J. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

                           [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have executed this Master Management Agreement as of the date and year first above written.



                                    AMERICAN GOLF CORPORATION
                                    a California corporation


                                    By: /s/ Edward R. Sause
                                        ----------------------------------
                                       Name:  Edward R. Sause
                                       Title:  CFO




                                    AGC Operating Company, LLC
                                    a Delaware limited liability company

                                    By American Golf Corporation, as
                                    its sole member

                                    By: /s/ Edward R. Sause
                                        ----------------------------------
                                       Name:  Edward R. Sause
                                       Title:  CFO





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